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                                 EXHIBIT 10.26

                                OPTION AGREEMENT
        VALERO ENERGY CORPORATION NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         This Option Agreement ("Agreement") is entered into between Valero Energy Corporation, a Delaware corporation ("Valero"), and a Non-Employee Director of the Board of Directors of Valero pursuant to the terms of the Valero Energy Corporation Non-Employee Director Stock Option Plan (as may be amended, the "Director Plan"). As used herein, Director shall mean RUBEN M. ESCOBEDO. Capitalized terms used in this Agreement but not otherwise defined in this Agreement have the meanings set forth in the Director Plan.

         1. GRANT OF OPTION. Valero grants to Director the right, privilege and option ("Option") to purchase up to 2,000 shares of Common Stock of Valero, $.01 par value per share ("Shares"), in accordance with the terms of this Agreement and the Director Plan. The Shares, when issued to Director upon the exercise of the Option, shall be fully paid and non-assessable.

         2. PURCHASE PRICE. The purchase price of the Shares shall be $37.845000 per Share.

         3. EXERCISE OF OPTION. The period during which the Option is in effect ("Option Period") shall commence on April 24, 2003. The Option Period shall terminate on APRIL 24, 2013, subject to the provisions of the Director Plan relating to suspension or termination from the Director Plan, 100% of the shares subject to the Option will be available for exercise beginning OCTOBER 24, 2003.

         If the Director desires to exercise the Option, Director must deliver written notice to Stock Plan Administration of Valero substantially in the form of the attached FORM A ("Exercise Notice"). The Option must be exercised in accordance with one of the methods of exercise set forth in the attached form of Exercise Notice. The date on which the Exercise Notice is received by Valero will be the "Exercise Date." The completed Exercise Notice must include the number of Shares with respect to which the Option is being exercised. Payment for the Shares will be made at Valero's San Antonio offices.

         If any law or regulation requires Valero to take any action with respect to the Shares specified in the Exercise Notice, then the date of delivery of the Shares against payment shall be extended for the period necessary to take such action. In the event of any failure by Director to pay for the number of Shares specified in the Exercise Notice on the Settlement Date, as the same may be extended as provided above, the exercise of the Option with respect to such number of Shares shall be treated as if it had never been made.

         4. DIRECTOR PLAN INCORPORATED BY REFERENCE. The Director Plan is incorporated herein, and by this reference, is made a part hereof for all purposes. The Director Plan contains detailed provisions relating to, among other things, forfeiture of this Option under certain circumstances, adjustment of Shares in the event of certain changes in capitalization, and other matters of importance to Director. Director warrants and agrees that he or she has received and



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read a copy of the Director Plan or a Director Plan Summary relating thereto, and that all rights granted hereunder are subject to the more detailed provisions of the Director Plan.

         5. LIMITATION OF RIGHTS OF DIRECTOR. Director shall have no rights with respect to any Shares not expressly conferred by the Director Plan or this Agreement.

         6. NO ASSIGNMENT. This Agreement and the Option granted hereunder are of a personal nature and, without prior written approval from the Compensation Committee of the Board of Directors, the option shall not be transferable by Director except by will or under the laws of descent and distribution, and shall be exercisable, during the Director's lifetime, only by Director.

         7. SUCCESSORS. This Agreement shall be binding upon any successors of Valero and the heirs, successors and legal representatives of Director.



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NOTICE OF GRANT OF STOCK OPTION
AND OPTION AGREEMENT

                                                 Valero Energy Corporation
                                                 ID:  74-1828067
                                                 P.O. Box 500
                                                 San Antonio, Texas  78292-0500

RUBEN M. ESCOBEDO                                Option Number:       00000069
                                                 Plan:                RMSO

                                                 ID:                  461600670

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Effective APRIL 24, 2003, you have been granted a NON-QUALIFIED STOCK OPTION to buy 2,000 shares of the common stock of Valero Energy Corporation (the "Company") at $37.845000 per share.

The total option price of the shares granted is $75,690.00.

Your options to purchase shares will vest on the dates shown below.

         SHARES            GRANT DATE      VEST TYPE        FULL VEST        EXPIRATION
         ------            ----------      ------------     ---------        ----------
         2,000             4/24/2003       ON VEST DATE     10/24/2003       4/24/2013

By your signature and the Company's signature below, you and the Company agree that the Option referenced above is granted under and governed by the terms and conditions of the Company's Non-Employee Director Stock Option Plan, as amended, and the Option Agreement attached hereto, all of which are made a part of this agreement.

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VALERO ENERGY CORPORATION

By:
   ---------------------------------         -----------------------------------
Mike Crownover                               Date
Director - Human Resources


------------------------------------         -----------------------------------
RUBEN M. ESCOBEDO                            Date
Outside Director